FORM OF NOTE
[FACE OF NOTE]
[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]
[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]
[Insert the Regulation S Temporary Global Note Legend, if applicable pursuant to the provisions of the Indenture]
[Insert the OID Legend, if applicable pursuant to the provisions of the Indenture]

CUSIP [          ]
ISIN [          ]1
[RULE 144A][REGULATION S] GLOBAL NOTE
7.875% Senior Secured Notes due 2026
No.        [Initially][$       ]
PHH MORTGAGE CORPORATION
PHH Mortgage Corporation, a New Jersey corporation (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to [               ][CEDE & CO.], or its registered assigns, the principal sum [of             United States Dollars][as set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto] on March 15, 2026.
Interest Payment Dates:     March 15 and September 15 of each year, commencing on
September 15, 20212
Record Dates:     March 1 and September 1
Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.
[Signature Page Follows]

11    Rule 144A Note CUSIP / ISIN: 69356N AA2 / US69356NAA28

Regulation S Note CUSIP / ISIN: U69347 AA7 / USU69347AA7

22    With respect to the Initial Notes

IN WITNESS HEREOF, the Issuer has caused this instrument to be duly executed as of the 4th day of March, 2021.
PHH MORTGAGE CORPORATION
By:
    Name:
    Title:

This is one of the 7.875% Senior Secured Notes due 2026 referred to in the within mentioned Indenture:
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee
By:
    Name:
    Title:

Date: March 4, 2021

[REVERSE OF NOTE]

7.875% Senior Secured Notes due 2026
Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
1.    INTEREST. The Issuer shall pay interest on the principal amount of this Note at the rate of 7.875% per annum semiannually in arrears on March 15 and September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be September 15, 20213. The Issuer shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Notes. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.
2.    METHOD OF PAYMENT. The Issuer shall pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on March 1 or September 1 (each, a “Record Date”) (whether or not a Business Day), as the case may be, next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in the Indenture with respect to defaulted interest. Payment of interest will be made at the Trustee’s corporate trust office in the United States, provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium, if any, on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuer or the Paying Agent at least ten business days prior to such date. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3.    PAYING AGENT AND REGISTRAR. Initially the Trustee will act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to the Holders. The Issuer or any of its Subsidiaries may act in any such capacity.
4.    INDENTURE. The Issuer issued the Notes under an Indenture, dated as of March 4, 2021 (the “Indenture”), between the Issuer, Ocwen Financial Corporation, a Florida corporation (the “Parent”), the other Guarantor signatory thereto (together, with the Parent, the “Guarantors”), the Trustee and the Collateral Trustee. This Note is one of a duly authorized issue of notes of the Issuer designated as its 7.875% Senior Secured Notes due 2026. The Issuer shall be entitled to issue Additional Notes pursuant to Sections 2.01 and 4.09 of the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
5.    OPTIONAL REDEMPTION.
33 With respect to the Initial Notes

(a)    This Note is subject to the optional redemption provisions set forth in Section 3.07 of the Indenture.
(b)    Any redemption pursuant to Section 3.07 of the Indenture shall be made pursuant to the provisions of Sections 3.01 through 3.07 of the Indenture.
(c)    In addition to the Issuer’s rights to redeem Notes pursuant to Section 3.07 of the Indenture, the Issuer may at any time and from time to time purchase Notes in open-market transactions, tender offers or otherwise.
6.    MANDATORY REDEMPTION. The Issuer shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.
7.    OFFERS TO REPURCHASE.
(a)    Upon the occurrence of a Change of Control, the Issuer shall make an offer (a “Change of Control Offer”) to each Holder to purchase all or a portion of such Holder’s Notes (equal to $2,000 or an integral multiple of $1,000 in excess of $2,000) at a purchase price equal to 101.0% of the principal amount of the Notes purchased, plus accrued and unpaid interest thereon, if any, to the date of purchase (the “Change of Control Payment”). The Change of Control Offer shall be made in accordance with Section 4.14 of the Indenture.
(b)    If the Issuer or any of its Restricted Subsidiaries consummate an Asset Sale, other than a Required Asset Sale, within 30 days after each date that the aggregate amount of Excess Proceeds from such Asset Sales exceeds $50.0 million, the Issuer shall make an offer to all Holders of Notes and all holders of Pari Passu Debt containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of Notes and such Pari Passu Debt that may be purchased out of the Excess Proceeds (an “Asset Sale Offer”) in accordance with Section 4.10 of the Indenture.
8.    DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Note or portion of a Note selected for redemption or tendered (and not validly withdrawn) for purchase, except for the unredeemed or unpurchased portion of any Note being redeemed or purchased in part. Also, the Issuer need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed.
9.    PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.
10.    AMENDMENT, SUPPLEMENT AND WAIVER. The Indenture, any Note Guarantees and the Notes may be amended or supplemented as provided in the Indenture.

11.    DEFAULTS AND REMEDIES. The Events of Default relating to the Notes are defined in Section 6.01 of the Indenture. If any Event of Default occurs and is continuing and is actually known by or written notice thereof has been received by a Responsible Officer of the Trustee, the Trustee or the Holders of at least 25.0% in principal amount of the then outstanding Notes may declare the principal of, premium, if any, and accrued and unpaid interest on all of the Notes to be due and payable by notice in writing to the Issuer and the Trustee if given by the Holders specifying the respective Event of Default and that it is a “notice of acceleration,” and the same shall become immediately due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency set forth in clauses (vi) and (vii) of Section 6.01 of the Indenture, all outstanding Notes will become due and payable immediately without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture, the Notes or any Note Guarantees except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default under the Indenture except a continuing Default in the payment of the principal of, premium, if any, or interest on any Note held by a non-consenting Holder (including in connection with an Asset Sale Offer or a Change of Control Offer). The Issuer is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Issuer is required within five Business Days after becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default and the status thereof.
12.    AUTHENTICATION. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.
13.    [RESERVED].
14.    GOVERNING LAW. THE NOTES, THE INDENTURE AND ANY NOTE GUARANTEES, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THE NOTES, THE INDENTURE OR ANY NOTE GUARANTEES, WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
15.    CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers and ISIN numbers to be printed on the Notes and the Trustee may use CUSIP numbers and ISIN numbers in notices of redemption, Change of Control Offers and Asset Sale Offers as a convenience to Holders. No representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any such notice and reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption or repurchase pursuant to a Change of Control Offer or Asset Sale Offer shall not be affected by any defect in or omission of such numbers.
16.    NOTE GUARANTEE. The Issuer’s obligations under the Notes will be fully and unconditionally guaranteed, jointly and severally by the Parent and the other Guarantors on the Issue Date, to the extent set forth in the Indenture. The Issuer’s obligations under the Notes will be fully and unconditionally guaranteed, jointly and severally, by any Guarantors that execute a supplement to the Indenture following the Issue Date, setting forth such Note Guarantee.

17.    ADDITIONAL INFORMATION. The Issuer shall furnish to any Holder upon written request and without charge a copy of the Indenture, the Security Documents and the Intercreditor Agreements. Requests may be made to the Issuer at the following address:

PHH Mortgage Corporation
1 Mortgage Way
Mount Laurel, NJ 08054
Email: ocwendebtagreementnotices@ocwen.com;  cc: legalnotice@phhmail.com
Attention: General Counsel and Secretary

In the case of any conflict between this Note and the Indenture, the provisions of the Indenture shall govern and control.

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:_______________________________________________________
(Insert assignee’ legal name)
________________________________________________________________________________________
(Insert assignee’s soc. sec. or tax I.D. no.)
______________________________________________________________________________________
______________________________________________________________________________________
______________________________________________________________________________________
______________________________________________________________________________________
(Print or type assignee’s name, address and zip code)
and irrevocably appoint _____________________________________________________________________
to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.
Date: ________________________
Your Signature:
(Sign exactly as your name appears on the face of this Note)
Signature Guarantee*:____________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.10 or Section 4.14 of the Indenture, check the appropriate box below:
[  ] Section 4.10    [  ] Section 4.14
If you want to elect to have only part of this Note purchased by the Issuer pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased:
$ __________________________
Date: _________________________
Your Signature:
(Sign exactly as your name appears on the face of this Note)
Tax Identification No.:
Signature Guarantee*:______________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*
The initial outstanding principal amount of this Global Note is $          . The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Note Custodian

__________
*This schedule should be included only if the Note is issued in global form.

[FORM OF NOTATION ON NOTE RELATING TO NOTE GUARANTEE]
THE OBLIGATIONS OF THE GUARANTORS TO THE HOLDERS OF THE NOTES PURSUANT TO THE NOTE GUARANTEES AND THE INDENTURE DATED AS OF MARCH 4, 2021, BETWEEN PHH MORTGAGE CORPORATION, THE GUARANTORS PARTY THERETO, THE TRUSTEE AND THE COLLATERAL TRUSTEE NAMED THEREIN (THE “INDENTURE”) ARE EXPRESSLY SET FORTH IN ARTICLE 10 AND SECTION 4.15 OF THE INDENTURE, ANY SUPPLEMENT TO THE INDENTURE AND REFERENCE IS HEREBY MADE TO SUCH INDENTURE FOR THE PRECISE TERMS OF THE NOTE GUARANTEES. THE TERMS OF THE INDENTURE, INCLUDING WITHOUT LIMITATION ARTICLE 10 AND SECTION 4.15 OF THE INDENTURE AND ANY SUPPLEMENT TO THE INDENTURE, ARE INCORPORATED HEREIN BY REFERENCE.